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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2000

                                ZAMBA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               0-22718                                    41-1636021
      (Commission File No.)                  (IRS Employer Identification No.)

                            7301 OHMS LANE, SUITE 200
                          MINNEAPOLIS, MINNESOTA 55439
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (612) 832-9800

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

THE CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, RELATED TO ZAMBA CORPORATION, A DELAWARE CORPORATION ("ZAMBA"), AND ZAMBA'S ACQUISITION OF CAMWORKS, INC., A MINNESOTA CORPORATION ("CAMWORKS"), THAT MAY INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES. THESE UNCERTAINTIES INCLUDE RISKS RELATING TO THE INTEGRATION OF ZAMBA AND CAMWORKS. ACTUAL RESULTS AND DEVELOPMENTS THEREFORE MAY DIFFER MATERIALLY FROM THOSE DESCRIBED OR INCORPORATED BY REFERENCE IN THIS REPORT. FOR MORE INFORMATION ABOUT ZAMBA AND RISKS ARISING WHEN INVESTING IN ZAMBA, YOU ARE DIRECTED TO ZAMBA'S MOST RECENT REPORTS ON FORM 10-K AND FORM 10-Q, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION").

On December 28, 1999, Zamba, ZCA Corp., a Minnesota corporation and wholly-owned subsidiary of Zamba ("Merger Sub") and Camworks entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") providing for the merger of Camworks with and into Merger Sub (the "Merger"). The terms of the Agreement, including the consideration paid, were determined through arms' length negotiations between Zamba and Camworks. Zamba is a customer care consulting company. Camworks is a provider of web-based ecommerce software integration services.

The Merger became effective on December 29, 1999, when the Articles of Merger were filed with the Minnesota Secretary of State (the "Effective Time"). In accordance with the terms of the Agreement, at the Effective Time: (a) the separate corporate existence of Camworks ceased; with Merger Sub continuing as the surviving corporation; and (b) each outstanding share of Camworks capital stock was automatically converted into the right to receive 9,300 shares of Zamba common stock. Zamba issued an aggregate of 1,000,000 shares of Zamba common stock under Regulation D of the Securities Act in connection with the Merger. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a pooling of interests. The foregoing discussion regarding the Agreement and the Merger is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1, and which is hereby incorporated by reference.

The Merger will result in the integration of two companies that have previously operated independently. As soon as practicable following the Merger, Zamba intends to integrate certain aspects of the operations of Camworks into Zamba. However, there can be no assurance that Zamba will successfully integrate the operations of Camworks with those of Zamba or that any or all of the benefits expected from such integration will be realized. Any delays or unexpected costs incurred in connection with such integration could have an adverse effect on Zamba's business, operating or financial condition. Furthermore, there can be no assurance that the operations, management and personnel of the two companies will be compatible or that Zamba will not experience the loss of key personnel and clients. There can be no assurance that combining the business of Zamba and Camworks, even if achieved in an efficient and effective manner, will result in combined results of operations and financial condition that are superior to what would have been achieved by Zamba or Camworks independently. In addition, certain costs are generally associated with transactions such as the Merger. While these costs have not been currently identified, any such costs will adversely affect operating results of Zamba in the period in which they are incurred. Finally, the parties intend that the transaction will be eligible for tax-free treatment, but failure


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to obtain such status could increase the costs of the transaction.

ITEM 5. OTHER EVENTS

In connection with the Merger, Zamba entered into a Registration and Rights Agreement dated as of December 28, 1999 providing the shareholders of Camworks with certain rights to require registration with the Commisssion of the Zamba common stock being issued to them in connection with the Merger, which agreement is filed as Exhibit 4.1, and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

     To be filed by amendment pursuant to Item 7(b)(2).

(b) Pro forma Financial Statements

     To be filed by amendment pursuant to Item 7(b)(2).

(c) Exhibits

     See attached Exhibit list.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ZAMBA CORPORATION


                            By: /s/ PAUL D. EDELHERTZ
                                Paul D. Edelhertz
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: January 12, 2000


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                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                                ZAMBA CORPORATION


Exhibit
No.       Description

     2.1 Agreement and Plan and Reorganization dated December 28, 1999, between Zamba Corporation, ZCA Corp., Camworks, Inc. the Shareholders, and the Shareholder Representative (filed herewith)
     4.1 Registration and Rights Agreement dated December 28, 1999 (filed herewith)